                                                               Exhibit (d)(3)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                     RESTATED EXPENSE LIMITATION AGREEMENT

                          ING VARIABLE INSURANCE TRUST

                            OPERATING EXPENSE LIMITS


                                                          MAXIMUM OPERATING EXPENSE LIMIT
NAME OF FUND*                                     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------                                     ---------------------------------------------
ING GET U.S. Core Portfolio -- Series 1                0.65% during the offering period
Initial Term Expires December 31, 2004                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 2                0.65% during the offering period
Initial Term Expires December 31, 2004                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 3                0.65% during the offering period
Initial Term Expires December 31, 2004                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 4                0.65% during the offering period
Initial Term Expires December 31, 2004                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 5                0.65% during the offering period
Initial Term Expires December 31, 2005                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 6                0.65% during the offering period
Initial Term Expires December 31, 2005                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 7                0.65% during the offering period
Initial Term Expires December 31, 2006                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 8                0.65% during the offering period
Initial Term Expires December 31, 2006                 1.00% during the guarantee period

ING GET U.S. Core Portfolio -- Series 9                0.65% during the offering period
Initial Term Expires December 31, 2006                 1.00% during the guarantee period

ING GET U.S. Opportunity Portfolio -- Series 1         0.65% during the offering period
Initial Term Expires December 31, 2004                 1.15% during the guarantee period

ING GET U.S. Opportunity Portfolio -- Series 2         0.65% during the offering period
Initial Term Expires December 31, 2004                 1.15% during the guarantee period


                                                                              HE
                                                                           -----
                                                                              HE
--------------------
* This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.